PREMIER NEW YORK MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Premier New York Municipal Bond Fund. For its annual reporting period ended November 30, 1995, your Fund's Class A and Class B shares produced total returns of 20.93% and 20.20%, respectively.* Income dividends exempt from Federal, New York State and New York City personal income taxes were approximately $.750 per share for Class A shares and $.674 per share for Class B shares.** This amounts to tax-free distribution rates per share of 4.80% and 4.51%, respectively.***
    Class C shares, from their inception on September 11, 1995, through November 30, produced a total return of 3.15%.* Tax exempt income dividends of approximately $.139 per share were paid,** amounting to an annualized tax-free distribution rate per share of 4.19%.***
THE ECONOMY
    Modest economic growth and low inflation have spurred a dramatic, year-long rally in the bond market. The Federal Reserve Board's recent reduction of the Federal Funds rate confirmed what investors had already suspected: that inflation, at least for the near future, is under control. Now questions abound regarding the duration of the economic recovery and the possibility of recession.
    The economic recovery of the mid-1990s has been productivity-driven. Corporations implemented extraordinary cost control measures that, while dramatically improving bottom line earnings, now contribute to the slow rate of employment growth. Job creation is a significant factor that affects consumer spending, and a major component of economic activity. New job creation, currently running at the slowest pace of the post-World War II era, is worrisome to us. Indeed, wages and salaries grew at under 3% over the past year, barely keeping pace with inflation. Still, surveys indicate that consumers remain optimistic, despite evidence that their spending is being affected by the slow growth in disposable income. Recent reports on retail sales confirm this reticence in spending.
    It was concern about lagging economic growth that prompted the Federal Reserve to ease the Federal Funds rate two times in 1995: first in July and then again in December. The housing market and new home construction were helped earlier this year by low interest rates, though recently both have exhibited signs of weakness. Business capital spending, another engine of economic growth, has been solid. Exports remain another bright area of the economy. Because of the new competitiveness of American businesses abroad, the U.S. trade deficit continues to shrink. Through September, the trade deficit with Japan narrowed for the sixth consecutive month. Exports, while a relatively small component of overall economic activity in this country, provide an important support for the job market. However, if U.S. products lose competitiveness in world markets, foreign orders may go elsewhere and jobs could be lost here.
MARKET ENVIRONMENT
    Municipal bonds have enjoyed a dramatic bull market for the past 12 months. Current business sluggishness may result in further Fed easing next year, particularly if the Clinton Administration and Congress can arrive at a meaningful budget agreement. Of course, a balanced Federal budget should be beneficial to the bond market since it could mean a reduction in the issuance of government securities. A similar supply situation exists in the municipal bond market. The redemption of existing municipal bonds has outpaced the rate of new issuance for two years, and is expected to recur in 1996.
    Overall, we remain confident in our optimistic view of the municipal bond market. Yet we are mindful of the stimulative effect of easing monetary policy. Therefore, we are watchful for any signs of a revival of inflationary pressures.

THE PORTFOLIO
    This year's impressive price move has more than offset 1994's decline. In view of both the municipal market's strong showing and the degree of volatility exhibited in bond prices, we elected to take a slightly more conservative investment approach during the second half of 1995 when it looked as though the underlying economic fundamentals were improving. During that time, we elected to "book some profits" and take a more cautious approach until a clearer economic picture developed.
    Since then, the economy has softened further, inflation remains low and the employment picture is not improving significantly. This is what prompted the Federal Reserve Board to adopt a more accommodative posture at its December meeting. Should the economic picture not brighten in the weeks ahead, we believe further rate reductions could happen in 1996.
    The current environment provides us with the opportunity to rebalance the Fund so that it continues to own those securities which will provide superior performance and income generating potential. We expect that the issuance of bonds in New York will continue to be modest next year. This will provide a positive technical impetus, but will also challenge us in our search for appropriate securities. Our trading activity will continue to concentrate on incorporating bonds in the Fund that possess desirable liquidity, call and coupon characteristics.
    The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus. Solid market performance thus far in 1995 has rewarded the patient investor.
    Our primary task - to maximize current income exempt from Federal, New York State and New York City personal income taxes to the extent consistent with preservation of capital - continues to guide our portfolio management decisions.
    Included in this report is a series of detailed statements about your Fund's holdings and financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
December 21, 1995
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to some state and local taxes for non-New York residents. Capital gains, if any, may be subject to Federal, state and local taxes.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares or net asset value in the case of Class B and Class C shares.


PREMIER NEW YORK MUNICIPAL BOND FUND                 NOVEMBER 30, 1995
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER NEW YORK MUNICIPAL BOND FUND CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

Dollars
$20,092
Lehman Brothers
Municipal Bond Index*
$19,125
Premier New York
Municipal Bond Fund
(Class A Shares)
*Source: Lehman Brothers
[Exhibit A]

AVERAGE ANNUAL TOTAL RETURNS
                              CLASS A SHARES                                              CLASS B SHARES
-------------------------------------------------------------------      -----------------------------------------------------
                                                                                                             % Return Reflecting
                                                     % Return                                              Applicable Contingent
                                                    Reflecting                                   % Return      Deferred Sales
                            % Return Without       Maximum Initial                              Assuming No    Charge Upon
PERIOD ENDED 11/30/95         Sales Charge        Sales Charge (4.5%)    PERIOD ENDED 11/30/95    Redemption     Redemption*
--------------              ----------------     ------------------     ---------------------   ----------     --------------
1 Year                        20.93%                  15.52%            1 Year                    20.20%           17.20%
5 Years                        9.49                    8.49             From Inception (1/15/93)   7.37             6.76
From Inception (12/31/86)      8.10                    7.54
ACTUAL AGGREGATE TOTAL RETURNS
                               CLASS C SHARES
---------------------------------------------------------------------------
                                                     % Return Reflecting
                                                    Applicable Contingent
                              % Return                 Deferred Sales
                            Assuming No                  Charge Upon
PERIOD ENDED 11/30/95        Redemption                 Redemption**
-----------------------     -------------          -----------------------
From Inception (9/11/95)       3.15%                   2.15%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Premier New York Municipal Bond Fund on 12/31/86 (Inception Date) to a
$10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
Performance for Class B shares and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in New York municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.
 The Index does not take into account charges, fees and other expenses. Also, unlike the Fund which principally limits investments to New York municipal obligations, the Index is not state specific. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.
* Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.
**Maximum contingent deferred sales charge for Class C shares is 1% within one year of the date of purchase.

PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                               NOVEMBER 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-98.5%                                                                AMOUNT          VALUE
                                                                                                  ---------        ---------
NEW YORK-93.0%
Albany Industrial Development Agency, Lease Revenue:
    (New York State Assembly Building Project) 7.75%, 1/1/2010..............                       $ 1,000,000    $ 1,117,070
    (New York State Department of Health Building Project) 7.25%, 10/1/2010.                         1,455,000      1,576,536
Metropolitan Transportation Authority, Commuter Facilities:
    6.125%, 7/1/2014 (Insured; MBIA)........................................                         2,990,000      3,192,184
    Service Contract:
      5.40%, 7/1/2006.......................................................                         3,315,000      3,318,812
      5.75%, 7/1/2007.......................................................                         5,000,000      5,148,550
      7.50%, 7/1/2016 (Prerefunded 7/1/2000) (a)............................                         1,350,000      1,559,398
New York City:
    6%, 2/15/2015...........................................................                         5,000,000      5,009,550
    5.50%, 10/1/2016........................................................                         4,850,000      4,566,081
    6.625%, 2/15/2025.......................................................                         4,240,000      4,475,702
    6.625%, 8/1/2025........................................................                         5,090,000      5,362,417
New York City Housing Development Corp., Mortgage Revenue
    (South Williamsburg Cooperative) 7.90%, 2/1/2023 (Insured; SONYMA)......                           740,000        798,963
New York City Industrial Development Agency:
    Civic Facility Revenue (YMCA of Greater New York Project) 8%, 8/1/2016..                         1,500,000      1,622,235
    Special Facility Revenue:
      (American Airlines Inc. Project) 6.90%, 8/1/2024......................                         2,000,000      2,154,840
      (Terminal One Group Association Project) 6%, 1/1/2008.................                         6,360,000      6,531,466
New York City Municipal Water Finance Authority, Water and Sewer Systems
Revenue:
    5.50%, 6/15/2019 (Insured; MBIA)........................................                         4,000,000      3,986,800
    Refunding 6%, 6/15/2010.................................................                         4,100,000      4,412,092
State of New York 5.625%, 10/1/2020.........................................                         7,265,000      7,342,663
New York State Dormitory Authority, Revenues:
    (Consolidated City University System):
      5.75%, 7/1/2007.......................................................                         3,965,000      4,074,553
      5.75%, 7/1/2007 (Insured; AMBAC)......................................                         3,150,000      3,385,872
      5.75%, 7/1/2009 (Insured; AMBAC)......................................                         3,000,000      3,190,830
      7.625%, 7/1/2020 (Prerefunded 7/1/2000) (a)...........................                           750,000        870,210
      5.375%, 7/1/2025......................................................                         5,500,000      5,459,410
    (Cornell University) 7.375%, 7/1/2030...................................                         1,200,000      1,347,996
    (State University Educational Facilities):
      7.70%, 5/15/2012 (Prerefunded 5/15/2000) (a)..........................                         1,000,000      1,159,770
      6.75%, 5/15/2021 (Prerefunded 5/15/2002) (a)..........................                         3,400,000      3,916,970
      Refunding:
          5.25%, 5/15/2004..................................................                         2,415,000      2,406,789
          5.375%, 5/15/2007 (Insured; FGIC).................................                         6,000,000      6,239,460
          5.50%, 5/15/2008..................................................                         1,740,000      1,742,279
          5.25%, 5/15/2010..................................................                         5,870,000      5,687,854
          5.25%, 5/15/2011..................................................                         5,000,000      4,817,900

PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    NOVEMBER 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                    -------           -------
NEW YORK (CONTINUED)
New York State Dormitory Authority, Revenues (continued):
    (State University Educational Facilities) (continued):
      Refunding (continued):
          5.875%, 5/15/2011 (Insured; FGIC).................................                       $ 5,000,000    $ 5,374,700
    (Upstate Community Colleges) 5.625%, 7/1/2014...........................                         2,500,000      2,449,100
New York State Energy Research and Development Authority,
    Electric Facilities Revenue:
      (Consolidated Edison Co. Project):
          7.25%, 11/1/2024..................................................                         1,250,000      1,337,325
          7.125%, 12/1/2029.................................................                         5,000,000      5,552,900
      (Long Island Lighting Co. Project):
          7.15%, 6/1/2020...................................................                         5,590,000      5,745,905
          7.15%, 2/1/2022...................................................                         5,585,000      5,740,766
          6.90%, 8/1/2022...................................................                         3,000,000      3,056,580
New York State Environmental Facilities Corp.:
    State Water Pollution Control Revolving Fund Revenue:
      7.20%, 3/15/2011......................................................                         1,500,000      1,648,935
      (Pilgrim State Sewer Project) 6.30%, 3/15/2016........................                         3,000,000      3,200,970
    Water Facilities Revenue (Jamaica Water Supply Provence) 7.625%, 4/1/2029                          500,000        550,660
New York State Housing Finance Agency, Revenue:
    Health Facilities, Refunding (New York City) 7.90%, 11/1/1999...........                         1,000,000      1,118,970
    Service Contract Obligation 7.30%, 3/15/2021 (Prerefunded 9/15/2001) (a)                         1,000,000      1,170,720
New York State Medical Care Facilities Finance Agency, Revenue, Insured
Mortgage:
    6.05%, 2/15/2015 (Insured; FHA).........................................                         3,000,000      3,074,340
    (Hospital and Nursing Home) 7.45%, 8/15/2031 (Insured; FHA).............                         1,000,000      1,107,680
    (Saint Luke's Roosevelt Hospital Center)
      7.45%, 2/15/2029 (Insured; FHA) (Prerefunded 2/15/2000) (a)...........                           500,000        571,480
New York State Mortgage Agency, Revenue, Homeownership Mortgage:
    6.45%, 10/1/2020........................................................                         2,895,000      2,986,829
    7.95%, 4/1/2022.........................................................                         1,650,000      1,759,065
    8.05%, 4/1/2022.........................................................                           545,000        584,218
    6.65%, 10/1/2025........................................................                         2,000,000      2,079,520
New York State Power Authority, Revenue and General Purpose
    7%, 1/1/2018 (Prerefunded 1/1/2010) (a).................................                         1,940,000      2,304,914
New York State Thruway Authority, Service Contract Revenue
    (Local Highway and Bridge):
      6.25%, 4/1/2006.......................................................                         6,450,000      6,738,186
      7.25%, 1/1/2010.......................................................                         1,000,000      1,143,610
New York State Urban Development Corp., Revenue:
    7.50%, 4/1/2020.........................................................                         1,000,000      1,163,340
    (Alfred Technology Resources Inc. Project) 7.875%, 1/1/2020.............                         1,000,000      1,120,360

PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      NOVEMBER 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                    -------           --------
NEW YORK (CONTINUED)
New York State Urban Development Corp., Revenue (continued):
    (Correctional Capital Facilities):
      6.10%, 1/1/2011.......................................................                       $ 4,000,000    $ 4,090,320
      7.50%, 1/1/2018 (Prerefunded 1/1/2001) (a)............................                         1,000,000      1,163,350
      Refunding 6.50%, 1/1/2011 (Insured; FSA)..............................                         3,190,000      3,614,302
    (Onondaga County Convention Project) 7.875%, 1/1/2020...................                         1,475,000      1,735,795
Port Authority of New York and New Jersey (Consolidated Ninety Third Series)
    6.125%, 6/1/2094........................................................                         5,000,000      5,428,100
Rensselaer County Industrial Development Agency, IDR (Albany International Corp.)
    7.55%, 6/1/2007 (LOC; Norstar Bank) (b).................................                         1,500,000      1,729,050
Triborough Bridge and Tunnel Authority:
    (Convention Center Project) 7.25%, 1/1/2010.............................                         1,000,000      1,164,680
    Revenue:
      6%, 1/1/2012..........................................................                         2,000,000      2,167,140
      General Purpose, Refunding 5%, 1/1/2015...............................                         2,770,000      2,656,402
    Special Obligation 6.25%, 1/1/2012 (Insured; AMBAC).....................                         4,000,000      4,274,440
U.S. RELATED-5.5%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                         2,000,000      2,061,460
Puerto Rico Housing Finance Corp., MFMR
    7.50%, 4/1/2022 (LOC; Government Development Bank) (b)..................                         1,665,000      1,780,085
Puerto Rico Industrial Medical Educational and Environmental Pollution Control
    Facilities Financing Authority, HR, Refunding (Saint Luke's Hospital Project)
    6.25%, 6/1/2010.........................................................                         1,100,000      1,140,700
Puerto Rico Public Buildings Authority, Public Education and Health
Facilities
    Revenue:
      (Guaranteed Government Facilities) 6.25%, 7/1/2011 (Insured; AMBAC)...                         3,875,000      4,321,129
      Refunding  5.70%, 7/1/2009 (Guaranteed; Commonwealth of Puerto Rico)..                         2,235,000      2,343,911
                                                                                                                    ---------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $196,159,758).....................................................                                     $207,727,189
                                                                                                                  ===========
SHORT-TERM MUNICIPAL INVESTMENTS-1.5%
NEW YORK:
New York City, VRDN:
    3.85% (LOC; Chemical Bank) (b,c)........................................                       $ 1,000,000    $ 1,000,000
    3.80% (Insured; MBIA, SBPA; Bank Austria Aktiengesellschaf) (c).........                         2,200,000      2,200,000
                                                                                                                    ---------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $3,200,000).......................................................                                      $ 3,200,000
                                                                                                                  ===========
TOTAL INVESTMENTS-100.0%
    (cost $199,359,758).....................................................                                     $210,927,189
                                                                                                                  ===========


PREMIER NEW YORK MUNICIPAL BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FHA           Federal Housing Administration                     MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       SBPA    Standby Bond Purchase Agreement
HR            Hospital Revenue                                   SONYMA  State of New York Mortgage Agency
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes
LOC           Letter of Credit


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (D)              OR          MOODY'S             OR         STANDARD & POOR'S            PERCENTAGE OF VALUE
-------                            ------                        ------------------           --------------------
AAA                                Aaa                            AAA                               29.6%
AA                                 Aa                             AA                                12.2
A                                  A                              A                                 26.5
BBB                                Baa                            BBB                               22.8
BB                                 Ba                             BB                                 5.4
F1                                 Mig1                           SP1                                1.5
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      2.0
                                                                                                    ____
                                                                                                   100.0%
                                                                                                   ======
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d)  Fitch currently provides creditworthiness information for a limited number of investments.
    (e)  Securities which, while not rated by Fitch, Moody's or Standard and
    Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

See notes to financial statements.


PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                         NOVEMBER 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $199,359,758)-see statement.....................................                                      $210,927,189
    Cash....................................................................                                         3,790,239
    Interest receivable.....................................................                                         3,652,024
    Receivable for investment securities sold...............................                                         2,214,767
    Receivable for shares of Beneficial Interest subscribed.................                                           318,375
    Prepaid expenses........................................................                                             8,717
                                                                                                                   -----------
                                                                                                                   220,911,311
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                        $95,453
    Due to Distributor......................................................                         70,374
    Payable for investment securities purchased.............................                      7,065,668
    Payable for shares of Beneficial Interest redeemed......................                        519,747
    Accrued expenses........................................................                         79,227          7,830,469
                                                                                                -----------       ------------
NET ASSETS  ................................................................                                      $213,080,842
                                                                                                                  ============
REPRESENTED BY:
    Paid-in capital.........................................................                                      $201,559,772
    Accumulated net realized (loss) on investments..........................                                           (46,361)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         11,567,431
                                                                                                                    -----------
NET ASSETS at value.........................................................                                       $213,080,842
                                                                                                                   ============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                          9,793,284
                                                                                                                   ============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                          4,478,577
                                                                                                                   ============
    Class C Shares
      (unlimited number of $.001 par value shares authorized)...............                                                 69
                                                                                                                   =============
NET ASSET VALUE per share:
    Class A Shares
      ($146,206,554 / 9,793,284 shares).....................................                                             $14.93
                                                                                                                        =======
    Class B Shares
      ($66,873,258 / 4,478,577 shares)......................................                                             $14.93
                                                                                                                        =======
    Class C Shares
      ($1,030 / 69 shares)..................................................                                             $14.93
                                                                                                                        =======

See notes to financial statements.


PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                              YEAR ENDED NOVEMBER 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                        $12,618,590
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $1,118,961
      Shareholder servicing costs-Note 2(c).................................                         640,346
      Distribution fees-Note 2(b)...........................................                         299,924
      Professional fees.....................................................                          51,182
      Prospectus and shareholders' reports..................................                          31,529
      Custodian fees........................................................                          22,800
      Trustees' fees and expenses-Note 2(d).................................                          14,929
      Registration fees.....................................................                          11,887
      Miscellaneous.........................................................                          28,723
                                                                                                   ---------
            TOTAL EXPENSES..................................................                                          2,220,281
                                                                                                                      ---------
            INVESTMENT INCOME-NET...........................................                                         10,398,309
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                       $ 452,878
    Net unrealized appreciation on investments..............................                      26,991,860
                                                                                                  ----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         27,444,738
                                                                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $37,843,047
                                                                                                                    ============



See notes to financial statements.


PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               YEAR ENDED NOVEMBER 30,
                                                                                        --------------------------------------
                                                                                             1994                    1995
                                                                                        --------------             -----------
OPERATIONS:
    Investment income-net...................................................            $ 11,007,481             $ 10,398,309
    Net realized gain (loss) on investments.................................                (496,878)                 452,878
    Net unrealized appreciation (depreciation) on investments for the year..             (28,073,679)              26,991,860
                                                                                         ------------              -----------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...             (17,563,076)              37,843,047
                                                                                         ------------              -----------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares........................................................              (8,423,637)              (7,565,208)
      Class B shares........................................................              (2,583,844)              (2,833,091)
      Class C shares........................................................                   --                         (10)
    Net realized gain on investments:
      Class A shares........................................................              (1,134,769)                   --
      Class B shares........................................................                (324,799)                   --
                                                                                         ------------             ------------
          TOTAL DIVIDENDS...................................................             (12,467,049)             (10,398,309)
                                                                                         ------------             ------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................              25,099,805                9,960,037
      Class B shares........................................................              24,583,764               12,795,103
      Class C shares........................................................                  --                        1,000
    Dividends reinvested:
      Class A shares........................................................               7,067,611                5,506,451
      Class B shares........................................................               2,377,696                2,200,257
      Class C shares........................................................                  --                           10
    Cost of shares redeemed:
      Class A shares........................................................             (36,119,325)             (26,739,496)
      Class B shares........................................................             (11,178,627)              (9,034,959)
                                                                                         ------------             ------------
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL
            INTEREST TRANSACTIONS...........................................              11,830,924               (5,311,597)
                                                                                         ------------             ------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................             (18,199,201)              22,133,141
NET ASSETS:
    Beginning of year.......................................................             209,146,902              190,947,701
                                                                                         ------------             ------------
    End of year.............................................................            $190,947,701             $213,080,842
                                                                                        =============           ==============


                                                                              SHARES
                                      ---------------------------------------------------------------------------------------
                                                     CLASS A                          CLASS B                  CLASS C
                                      ------------------------------         -----------------------       ------------------
                                            YEAR ENDED NOVEMBER 30,          YEAR ENDED NOVEMBER 30,          PERIOD ENDED
                                      ------------------------------         ------------------------          NOVEMBER 30,
CAPITAL SHARE TRANSACTIONS:                 1994            1995              1994            1995                1995*
                                          ---------       -------           --------         -------            --------
    Shares sold.............             1,722,934        698,060           1,695,749        893,122               68
    Shares issued for
      dividends reinvested..               494,805        386,165             166,946        154,097                1
    Shares redeemed.........            (2,576,898)    (1,893,114)           (806,806)      (637,271)              --
                                          ---------       --------           ---------       --------           --------
      NET INCREASE (DECREASE)
          IN SHARES OUTSTANDING           (359,159)      (808,889)          1,055,889        409,948               69
                                         =========      ==========          =========        =========          =========
    * From September 11, 1995 (commencement of initial offering) to November
      30, 1995.
See notes to financial statements.



PREMIER NEW YORK MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                          CLASS A SHARES
                                                               ---------------------------------------------------------------
                                                                                   YEAR ENDED NOVEMBER 30,
                                                               ---------------------------------------------------------------
PER SHARE DATA:                                                  1991        1992        1993        1994        1995
                                                                 ----        ----        ----        ----        ----
    Net asset value, beginning of year...........              $12.88      $13.56      $13.97      $14.97      $13.01
                                                                 ----        ----        ----        ----        ----
    INVESTMENT OPERATIONS:
    Investment income-net........................                 .89         .86         .80         .75         .75
    Net realized and unrealized gain (loss) on
      investments................................                 .68         .56        1.00       (1.86)       1.92
                                                                 ----        ----        ----        ----        ----
      TOTAL FROM INVESTMENT OPERATIONS...........                1.57        1.42        1.80       (1.11)       2.67
                                                                 ----        ----        ----        ----        ----
    DISTRIBUTIONS:
    Dividends from investment income-net.........                (.89)       (.86)       (.80)       (.75)       (.75)
    Dividends from net realized gain on investments               --         (.15)        --         (.10)        --
                                                                 ----        ----        ----        ----        ----
      TOTAL DISTRIBUTIONS........................                (.89)      (1.01)       (.80)       (.85)       (.75)
                                                                 ----        ----        ----        ----        ----
    Net asset value, end of year.................              $13.56      $13.97      $14.97      $13.01      $14.93
                                                               ======      ======      =======     =======     =======
TOTAL INVESTMENT RETURN *........................               12.63%      10.79%      13.16%      (7.76%)     20.93%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .52%        .72%        .78%        .89%        .94%
    Ratio of net investment income to average net assets         6.69%       6.16%       5.41%       5.25%       5.27%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager................                 .60%        .34%        .18%        .04%        --
    Portfolio Turnover Rate......................               12.45%      12.55%      19.55%      31.76%      74.11%
    Net Assets, end of year (000's Omitted)......              $70,333     $108,247    $164,046     $137,978    $146,207
* Exclusive of sales load.


See notes to financial statements.


PREMIER NEW YORK MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                     CLASS B SHARES              CLASS C SHARES
                                                                       --------------------------------------     --------------
                                                                                     YEAR ENDED NOVEMBER 30,      PERIOD ENDED
                                                                       --------------------------------------    NOVEMBER 30,
PER SHARE DATA:                                                        1993(1)       1994        1995                1995(2)
                                                                       -------      -------      -----              ----------
    Net asset value, beginning of year......................           $14.04       $14.97     $ 13.02              $14.61
                                                                       ------       -------      -----               -----
    INVESTMENT OPERATIONS:
    Investment income-net...................................              .62          .67         .67                 .14
    Net realized and unrealized gain (loss) on investments..              .93        (1.85)       1.91                 .32
                                                                       ------       -------      -----               -----
      TOTAL FROM INVESTMENT OPERATIONS......................             1.55        (1.18)       2.58                 .46
                                                                       ------       -------      -----               -----
    DISTRIBUTIONS:
    Dividends from investment income-net....................             (.62)        (.67)       (.67)               (.14)
    Dividends from net realized gain on investments.........              --          (.10)        --                   --
                                                                       ------       -------      -----               -----
      TOTAL DISTRIBUTIONS...................................             (.62)        (.77)       (.67)               (.14)
                                                                       ------       -------      -----               -----
    Net asset value, end of year............................           $14.97       $13.02      $14.93              $14.93
                                                                       ======        ======      ======             ======
TOTAL INVESTMENT RETURN (3).................................            12.78%(4)    (8.20%)     20.20%              14.19%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................             1.34%(4)     1.44%       1.46%               1.74%(4)
    Ratio of net investment income to average net assets....             4.41%(4)     4.70%       4.72%               4.00%(4)
    Decrease reflected in above expense ratios due to
      undertakings by the Manager...........................              .16%(4)      .04%        --                  --
    Portfolio Turnover Rate.................................            19.55%(5)    31.76%      74.11%              74.11%(5)
    Net Assets, end of year (000's Omitted)...........                $45,101       $52,970     $66,873              $1
-------------------
    (1)  From January 15, 1993 (commencement of initial offering) to November 30, 1993.
    (2)  From September 11, 1995 (commencement of initial offering) to November 30, 1995.
    (3)  Exclusive of sales load.
    (4)  Annualized.
    (5)  Not annualized.



See notes to financial statements.

PREMIER NEW YORK MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    The Fund offers Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

PREMIER NEW YORK MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $44,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1995. If not applied, the carryover expires in fiscal 2002.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. There was no expense reimbursement for the year ended November 30, 1995.
    Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, serves as the Fund's Transfer and Dividend Disbursing Agent.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the year ended November 30, 1995, $299,916 was charged to the Fund for the Class B shares and $8 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the year ended November 30, 1995, $358,656, $149,961 and $1 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended November 30, 1995 amounted to $147,142,617 and $147,800,047, respectively.
    At November 30, 1995, accumulated net unrealized appreciation on investments was $11,567,431, consisting of $11,682,647 gross unrealized appreciation and $115,216 gross unrealized depreciation.
    At November 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER NEW YORK MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER NEW YORK MUNICIPAL BOND FUND
    We have audited the accompanying statement of assets and liabilities of Premier New York Municipal Bond Fund, including the statement of investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier New York Municipal Bond Fund at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]
New York, New York
January 2, 1996



IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended November 30, 1995 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.


[Dreyfus lion "d" logo]
PREMIER NEW YORK
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.                       021/611AR9511
[Dreyfus logo]
Annual Report
Premier New York
Municipal Bond Fund
November 30, 1995